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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 13, 2007

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                           BLUE RIVER BANCSHARES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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            Indiana                       0-24501                 35-2016637
(State or other jurisdiction of         (Commission             (IRS Employer
        incorporation)                  File Number)         Identification No.)


                            29 East Washington Street
                           Shelbyville, Indiana 46176
          (Address of Principal Executive Offices, including Zip Code)

                                 (317) 398-9721
              (Registrant's Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On June 13, 2007, Blue River Bancshares, Inc. (the "Company") and FirstAtlantic Financial Holdings, Inc. ("Holdings") entered into an agreement to amend (the "Amendment") the Agreement and Plan of Reorganization (the "Agreement"), dated September 18, 2006, by and between the Company and Holdings.

         Among other things, the Amendment extends the date after which either the Company or Holdings may terminate the Agreement under Section 7.01(a)(i) from June 30, 2007 until July 15, 2007 and for up to four (4) additional one-week periods. Such additional one-week extensions shall be granted by the Company in consideration for the payment of $25,000 from Holdings for each such one-week extension. One-half of each such payment will be applied to the purchase price under the Agreement.

         Further, in consideration for the extensions, the Company and Holdings have agreed that the $500,000 of earnest money provided for under Section 1.02(c) of the Agreement shall immediately be fully non-refundable and shall be disbursed in full to Blue River, and Holdings shall forfeit any claim thereto. The earnest money shall still be applied to the purchase price, however.

         The foregoing description of the Amendment is qualified in its entirety by reference to the copy of the Amendment which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

         On June 18, 2007, the Company issued a press release announcing the entry into the Amendment. A copy of the press release is included herewith as
Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) - (c)    Not applicable.

         (d)          Exhibits.

         2.1 Amendment to Agreement and Plan of Reorganization, dated June 13, 2007, by and between the Company and Holdings.

         99.1  Press Release of the Company, dated June 18, 2007.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  June 18, 2007

                                     BLUE RIVER BANCSHARES, INC.

                                     By:  /s/ Russell Breeden, III
                                          -------------------------------------
                                          Russell Breeden, III, Chairman,
                                          Chief Executive Officer and President


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                                  EXHIBIT INDEX


Exhibit
Number         Description
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2.1            Amendment to Agreement and Plan of Reorganization, dated June 13,
               2007

99.1           Press Release of the Company, dated June 18, 2007.